Trade and Other Receivables	12 Months Ended
Mar. 31, 2022
Receivables [Abstract]
Trade and Other Receivables
5.	Trade and other receivables:

	March 31, 2022	March 31, 2021
Trade receivables	$6,987,865	$6,099,627
Sales taxes receivable	497,824	740,201
Accrued and other receivables	47,985	547,039
Tax credits receivable	14,487	—
Grants and subsidies receivables	51,423	1,280,342

	$7,599,584	$8,667,209

Wage and rent subsidies related to the Canada Emergency Wage Subsidy (CEWS) and Canada Emergency Rent Subsidy (CERS) were recorded during the year ended March 31, 2022 in the amount of $1,024,484 with $51,423 receivable as at March 31, 2022 (2021 – $2,363,516 and $1,280,342 respectively). This has been recorded in cost of goods sold and selling, general and administrative expenses, against the related salary and rent expenses, in the amounts of $924,644 and $99,840, respectively, compared to $932,483 and $1,431,033 for the previous year.
The aging of trade receivable balances and the allowance for doubtful accounts as at March 31, 2022 and 2021 were as follows:

	March 31, 2022	March 31, 2021
Current	$4,898,533	$2,372,855
Past due 0-30 days	909,643	1,002,752
Past due 31-120 days	423,836	1,001,901
Past due over 121 days	10,388,106	9,637,609

Trade receivables	16,620,118	14,015,117
Less expected credit loss	(9,632,253)	(7,915,490)

	$6,987,865	$6,099,627

The movement in expected credit loss in respect of trade receivables was as follows:

	March 31, 2022	March 31, 2021
Balance, beginning of year	$7,915,490	$514,595
Bad debt expenses	2,505,738	7,339,626
Foreign exchange loss	41,373	405,148
Recoveries collected	(830,348)	(343,879)

Balance, end of year	$9,632,253	$7,915,490

Credit risk is the risk of a loss if a customer or counterparty to a financial asset fails to meet its contractual obligations, and arises primarily from the Corporation’s trade receivables. The Corporation may also have credit risk relating to cash and cash equivalents and short-term investments, which are managed by dealing only with highly-rated Canadian institutions. The carrying amount of these financial assets, as disclosed in the consolidated statements of financial position, represents the Corporation’s credit exposure at the reporting date. The Corporation’s trade receivables and credit exposure fluctuate throughout the year. The Corporation’s average trade receivables and credit exposure during the year may be higher than the balance at the end of that reporting period.
As
 at March
31
,
2022
,
no
customers accounted for more than
10
% of total trade receivables included in trade and other receivables. As at March
31
,
2021
,
one
customer accounted for
23.3
% of total trade accounts included in trade and other receivables.
Most of the Corporation’s customers are distributors for a given territory and are privately-held, provincially owned and publicly owned companies. The profile and credit quality of the Corporation’s customers vary significantly. Adverse changes in a customer’s financial position could cause the Corporation to limit or discontinue conducting business with that customer, require the Corporation to assume more credit risk relating to that customer’s future purchases or result in uncollectible accounts receivable from that customer. Such changes could have a material adverse effect on business, consolidated results of operations, financial condition and cash flows.
The Corporation’s extension of credit to customers involves judgment and is based on an evaluation of each customer’s financial condition and payment history. From time to time, the Corporation will temporarily transact with customers on a prepayment basis where circumstances warrant. The Corporation’s credit controls and processes cannot eliminate credit risk.
During the year ended March 31, 2022, the Corporation transacted with a few new customers, for which financial positions deteriorated during the year. The Corporation has recorded specific provisions related to these customers.